Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of October, 1994.



                               /s/ Roger G. Ackerman

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 28th day of October, 1994.



                               /s/ Robert Barker

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ Van C. Campbell

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ Barber B. Conable, Jr.

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ David A. Duke

                                                                     Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of November, 1994.



                               /s/ Gordon Gund

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 7th day of November, 1994.



                               /s/ John M. Hennessy

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ James R. Houghton

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of November, 1994.



                               /s/ Vernon E. Jordon, Jr.

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 20th day of November, 1994.



                               /s/ James W. Kinnear

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of November, 1994.



                               /s/ James J. O'Connor

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ Catherine A. Rein

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ Henry Rosovsky

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 1st day of November, 1994.



                               /s/ William D. Smithburg

                                                                      Exhibit 24

                             CORNING INCORPORATED

                              POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS that the undersigned Director and/or Officer of CORNING INCORPORATED, a New York corporation, hereby constitutes and appoints Van C. Campbell, Larry Aiello, Jr., and William C. Ughetta, and each of them, his true and lawful attorneys and agents, in the name and on behalf of the undersigned, to do any and all acts and things and execute any and all instruments which the said attorneys and agents, or any one of them, may deem necessary or advisable to enable CORNING INCORPORATED to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under the Securities Act of 1933 of an issue not exceeding $300,000,000 principal amount of debentures or notes to be issued and sold by it in 1994 or thereafter, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of the undersigned in his capacity as Director and/or Officer of CORNING INCORPORATED to a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission in respect of the above-described securities, to any and all amendments to the said Registration Statement, including Post-Effective Amendments, and to any and all instruments and documents filed as a part of or in connection with the said Registration Statement or amendments thereto; HEREBY RATIFYING AND CONFIRMING all that the said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.



IN WITNESS WHEREOF, the undersigned has subscribed these presents this 3rd day of November, 1994.



                               /s/ Robert G. Stone, Jr.